UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2018

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2018, AmeriGas Partners, L.P. announced that the Board of Directors of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the "General Partner"), has elected Frank S. Hermance, age 69, to serve as a Director of the General Partner, effective June 15, 2018. Mr. Hermance has served as a Director of UGI Corporation, the parent company of the General Partner, since 2011. A Committee assignment for Mr. Hermance will be determined at a future Board meeting. Mr. Hermance will receive an annual retainer of $75,000, pro-rated for the number of months Mr. Hermance serves as a Director of the General Partner during the 2018 fiscal year. In addition, it is anticipated that Mr. Hermance will receive an equity grant in July 2018 consistent with the General Partner’s director compensation practices.

Mr. Hermance is the retired Chairman (2001 to 2017) and Chief Executive Officer (1999 to 2016) of AMETEK, Inc. (a global manufacturer of electronic instruments and electromechanical devices). He previously served as AMETEK’s President and Chief Operating Officer (1996 to 1999). Mr. Hermance also serves as a Director of UGI Utilities, Inc., a subsidiary of UGI Corporation, since 2011, the Director Emeritus of the Greater Philadelphia Alliance for Capital and Technologies, the Vice Chairman of the World Affairs Council of Philadelphia, and an advisory board member at American Securities LLP. He previously served as a member of the Board of Trustees of the Rochester Institute of Technology (until November 2016).

Mr. Hermance will continue to serve as a Director of UGI Corporation and UGI Utilities, Inc. A copy of the General Partner’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 AmeriGas Partners, L.P. Press Release dated June 18, 2018.

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Exhibit Index

Exhibit No.	Description

99.1	AmeriGas Partners, L.P. Press Release dated June 18, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

June 18, 2018	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the General Partner of AmeriGas Partners, L.P.

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